UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2012

Cornerstone Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50767	04-3523569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC		27518
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 678-6611

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2012, Cornerstone Therapeutics Inc. (the “Company”) announced its financial results for the three months ended March 31, 2012. A copy of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 14, 2012, the Company and EKR Therapeutics, Inc. (“EKR Therapeutics”), a wholly owned subsidiary of EKR Holdings, Inc. (together with EKR Therapeutics, “EKR” ), announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will acquire EKR. EKR is a privately held specialty pharmaceutical company focused on the acute-care hospital setting. The Merger Agreement requires the Company to pay up to approximately $150 million to acquire EKR on a cash-free, debt-free basis. Pursuant to the Merger Agreement, the Company will pay an upfront cash purchase price of approximately $125 million, subject to working capital and similar adjustments. In addition, the Merger Agreement requires the Company to pay certain contingent consideration of up to $25 million upon the achievement of certain milestones related to regulatory approval of a new manufacturer for EKR’s Retavase® product and net sales of Retavase during approximately the first three years following commercial relaunch of Retavase . The Merger Agreement contains customary representations, warranties and covenants, including covenants relating to obtaining the requisite approvals of EKR’s shareholders, restricting the solicitation of competing acquisition proposals by EKR, and EKR’s conduct of its business between the date of signing the Merger Agreement and the closing of the Merger.

A copy of the joint press release issued by Cornerstone and EKR regarding the transaction is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information required by the other applicable items of Form 8-K related to the transaction will be filed in a separate Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.

Date: May 15, 2012	By:	/s/ Andrew K. W. Powell
Andrew K. W. Powell
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document

Exhibit 99.1	Press release dated May 15, 2012, issued by the Company.

Exhibit 99.2	Joint press release, dated May 14, 2012, issued by the Company and EKR Therapeutics, Inc.